Exhibit 10.8.1
FIRST AMENDMENT
TO THE LEASE BETWEEN
B. F. SAUL REAL ESTATE INVESTMENT TRUST
AND
BBI-BIOTECH RESEARCH LABORATORIES, INC.
     THIS FIRST AMENDMENT TO LEASE is made and entered into this 14th day of OCTOBER, 1997 by and between B. F. SAUL REAL ESTATE INVESTMENT TRUST (hereinafter referred to as “Landlord”) and BBI-BIOTECH RESEARCH LABORATORIES, INC., a Massachusetts corporation (hereinafter referred to as “Tenant”),
     WHEREAS, Landlord and Tenant have entered into that certain Lease dated May 16, 1997(the “Lease”) for approximately 25,000 square feet of rentable space (“original Premises”) located at 215 Perry Parkway (the “Building”) , situated on Avenel Business Park, Gaithersburg, Maryland (the “Property”) ; and
     WHEREAS, the parties hereto desire to enter into this First Amendment to Lease for the purposes hereinafter set out.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. PREMISES. Article 1 of the Lease is hereby amended to include additional space containing approximately 7,500 square feet as shown crosshatched on Exhibit A-l (the “Additional Space”) , attached hereto and made a part hereof. Except as set forth herein, Tenant takes the Additional Space in “as-is” condition. As of the Effective Date (as hereinafter defined), the Gross Area as defined in the Lease, shall be expanded to include the Additional Space, and all references in the Lease to the “Gross Area” shall include both the original Premises and the Additional Space. It is understood and agreed upon by and between Landlord and Tenant that, except as modified herein, all of the terms and conditions of the Lease, shall apply to the Additional Space as though the same were originally a portion of the Gross Area as defined in the Lease.
     2. EFFECTIVE DATE. The effective date of this First Amendment shall be the date hereof.
     3. RENT. (A) Commencing on January 1, 1998 (the “New Rent Commencement Date”) , subparagraphs (i) through (x) of Article 3(a) of the Lease shall be replaced with the following:
     (i) Tenant shall pay Base Rent in the amount of Four Hundred Twenty-six Thousand Two Hundred Fifty and No/One-Hundredth

Dollars ($426,250.00) per annum, payable in equal monthly installments of Thirty-five Thousand Five Hundred Twenty and Eighty-three/One-Hundredth Dollars ($35,520.83) each, for the period commencing on the New Rent Commencement Date and ending on the last day of the first Lease Year, inclusive;
     (ii) Tenant shall pay Base Rent in the amount of Four Hundred Thirty-nine Thousand Thirty-seven and No/One-Hundredth Dollars ($439,037.00) per annum, payable in equal monthly installments of Thirty-six Thousand Five Hundred Eighty-six and Forty-two/One-Hundredth Dollars ($36,586.42) each, commencing on the first day of the second Lease Year and ending on the last day of the second Lease Year inclusive;
     (iii) Tenant shall pay Base Rent in the amount of Four Hundred Fifty-two Thousand Two Hundred Seven and No/One-Hundredth Dollars ($452,207.00) per annum, payable in equal monthly installments of Thirty-seven Thousand Six Hundred Eighty-three and Ninety-two/One-Hundredth Dollars ($37,683.92) each, commencing on the first day of the third Lease Year and ending on the last day of the third Lease Year inclusive;
     (iv) Tenant shall pay Base Rent in the amount of Four Hundred Sixty-five Thousand Seven Hundred Seventy-three and No/One-Hundredth Dollars ($465,773.00) per annum, payable in equal monthly installments of Thirty-eight Thousand Eight Hundred Fourteen and Forty-two/One-Hundredth Dollars ($38,814.42) each, commencing on the first day of the fourth Lease Year and ending on the last day of the fourth Lease Year inclusive;
     (v) Tenant shall pay Base Rent in the amount of Four Hundred Seventy-nine Thousand Seven Hundred Forty-six and No/One-Hundredth Dollars ($479,746.00) per annum, payable in equal monthly installments of Thirty-nine Thousand Nine Hundred Seventy-eight and Eighty-three/One-Hundredth Dollars ($39,978.83) each, commencing on the first day of the fifth Lease Year and ending on the last day of the fifth Lease Year inclusive;
     (vi) Tenant shall pay Base Rent in the amount of Five Hundred Fourteen Thousand One Hundred Thirty-nine and No/One-Hundredth Dollars ($514,139.00) per annum, payable in equal monthly installments of Forty-two Thousand Eight Hundred Forty-four and Ninety-two/One-Hundredth Dollars ($42,844.92) each commencing on the first day of the sixth Lease Year and ending on the last day of the sixth Lease Year inclusive;
     (vii) Tenant shall pay Base Rent in the amount of Five Hundred Twenty-eight Thousand Nine Hundred Sixty-three and No/One-Hundredth Dollars ($528,963.00) per annum, payable in equal monthly installments of Forty-four Thousand Eighty and Twenty-five/One-Hundredth Dollars ($44,080.25) each commencing on the first day of the seventh Lease Year and ending on the last day of the seventh Lease Year inclusive;
     (viii) Tenant shall pay Base Rent in the amount of Five Hundred Forty-four Thousand Two Hundred Thirty-two and No/One-Hundredth Dollars ($544,232.00) per annum, payable in equal monthly installments of Forty-five Thousand Three Hundred Fifty-two and Seventy-seven/One-Hundredth Dollars ($45,352.67) each, commencing on the first day of the eighth Lease Year and ending on the last day of the eighth Lease Year inclusive;
     (ix) Tenant shall pay Base Rent in the amount of Five Hundred Fifty-nine Thousand Nine Hundred Fifty-nine and No/One-Hundredth Dollars ($559,959.00) per annum, payable in equal monthly installments of Forty-six Thousand Six Hundred Sixty-three and Twenty-five/One-Hundredth Dollars ($46,663.25) each, commencing on the first day of the ninth Lease Year and ending on the last day of the ninth Lease Year inclusive;
     (x) Tenant shall pay Base Rent in the amount of Five Hundred Seventy-six Thousand One Hundred Fifty-eight and No/One-Hundredth Dollars ($576,158.00) per annum, payable in equal monthly installments of Forty-eight Thousand Thirteen and No/One-Hundredth Dollars ($48,013.00) each, commencing on the first day of the tenth Lease Year and ending on the last day of the term.
     (B) The following paragraph shall be added to Article 3 of the Lease:
     “(d) When the square footage of the Additional Space is determined by Landlord’s architect, in accordance with Article 1, the Base Rent (calculated at $13.50 per square foot increased by three percent (3%) (“Annual Adjustment”) on the first day of the second Lease Year and on the first day of each Lease Year thereafter during the Term), the computation of all additional charges and Additional Rent payable by Tenant under this Lease, and Landlord’s Contribution (as defined in paragraph 4 of this Amendment) that are based on the Premises’ rentable square footage, shall be deemed automatically increased or decreased based on the square footage as thus determined by Landlord’s architect, and Landlord and Tenant shall execute and deliver an agreement, in a form substantially similar to the form attached hereto as Exhibit B, setting forth the rentable square footage of the Premises as increased by the Additional Space thus determined and the proper Base Rent, Operating Costs, Real Estate Taxes, Pro-Rata Share and Landlord’s Contribution, in proportion to such increase or decrease. In addition to the foregoing rental, as of the sixth (6th) Lease Year, Tenant shall pay Landlord an additional $1.00 per square foot of Additional Space; provided, however, the $1.00 per square foot increase in Base Rent as set forth herein shall not be subject to the Annual Adjustment.”

     4. LANDLORD’S CONTRIBUTION. Landlord agrees to contribute up to Twenty-four and 00/100 Dollars ($24.00) per square foot of Additional Space towards the actual amount expended by Tenant to construct and improve the Additional Space in accordance with plans approved by Landlord. Notwithstanding the foregoing, (i) Tenant may allocate up to $9.00 per square foot of the foregoing contribution for the Additional Space, towards Tenant’s improvements to the original Premises, and (ii) if, upon completion of Tenant’s improvements to the Additional Space in accordance with approved plans, a portion of Landlord’s Contribution to improve the Additional Space has not been expended by Tenant, Tenant may allocate the unexpended portion to the improvements to the original Premises. Such costs will include all architectural or engineering design costs, the costs of obtaining permits and approvals for the work, plan review and similar charges, and, in the event Landlord, as General Contractor, supervises the construction of Tenant’s improvements to the Additional Space, a construction supervision fee of not more than eight percent (8%) of Landlord’s Contribution. Landlord’s Contribution will be payable to Tenant within thirty (30) days from the date Tenant substantially completes the work in accordance with plans reasonably approved by Landlord as provided in the Lease, commences business operations in the Additional Space and the original Premises and delivers to Landlord each of the following:
     (a) executed and notarized final lien releases in the form substantially as shown on Exhibit C, attached hereto and made a part hereof, from all contractors, subcontractors and materialmen performing work on the Additional Space;
     (b) Tenant’s executed commencement and estoppel certificate for the Premises as increased herein; and
     (c) final, unconditional approval for occupancy from the applicable governmental jurisdiction for the Additional Space. Tenant shall provide Landlord with a Certificate of Occupancy for the Premises upon receipt of same from the applicable governmental jurisdiction.
     All costs exceeding Landlord’s Contribution shall be paid for by Tenant. In the event of a default by Tenant or its contractor in performing the work set forth herein in accordance with approved plans, Landlord shall have the right, at its sole option and at Tenant’s expense, with five (5) days written notice to Tenant, to perform any work as required due to errors or omissions, the working drawings, field conditions, or requirement of the City of Gaithersburg, Montgomery County or the State of Maryland to obtain building and occupancy permits.
     5. It is expressly understood that Tenant shall not be

excused from the observance or performance of any of the terms and provisions of the Lease during the construction of the Additional Space.
     6. Article 54 of the Lease is hereby deleted in its entirety.
     7. Guarantor hereby expressly agrees that it shall continue to be liable for the performance of all covenants and conditions of the Lease and any amendments, modifications, renewals of the Lease (including those made hereby). Guarantor joins in the execution hereof to evidence its consent hereto and continuing obligations with regard to the Guaranty of Lease.
     8. Except as specifically modified hereby, the Lease shall remain in full force and effect in accordance with the terms contained therein and is hereby ratified, approved and confirmed in all respects.
     9. Any agreement, obligation or liability made, entered into or incurred by or on behalf of B. F. Saul Real Estate Investment Trust binds only its trust property and no shareholder, trustee, officer, director, employee, partner or agent of the trust assumes or shall be held to any liability therefor.
     10. The provisions of this First Amendment to Lease shall be binding upon the parties hereto, their successors, and to the extent permitted under the Lease, their assigns.
     11. INTERPRETATION. The submission of this Amendment for examination does not constitute an agreement, an option or an offer, and this Amendment becomes effective only upon execution and delivery thereof by Landlord. Neither party shall have any legal obligation to the other in the event that the Amendment contemplated herein is not consummated for any reason. Discussions between the parties respecting the proposed Amendment described herein, shall not serve as a basis for a claim against either party or any officer, director or agent of either party. Captions and headings are for convenience and reference only and shall not in any way define, limit or describe the scope or content of any provision of this Amendment. Whenever in this Amendment (i) any printed portion, or any part thereof, has been stricken out, or (ii) any portion of the Lease (as the same may have been previously amended) or any part thereof, has been modified or stricken out, then, in either of such events, whether or not any replacement provision has been added, this Amendment and the Lease shall hereafter be read and construed as if the material so stricken out were not included, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein or in the Lease. The Exhibits referred to in this Amendment and attached hereto are a substantive part of this Amendment and are incorporated herein by reference.
     WITNESS the following signatures and seals.

ATTEST:	TENANT:
BBI-Biotech Research Laboratories, Inc., a Massachusetts corporation

/s/ Richard T. Schumacher	By:	/s/ Kevin W. Quinlan

		Printed Name:	Kevin W. Quinlan
		Title:	SR. V.P. Finance & Adm

ATTEST:	LANDLORD: B.F. SAUL REAL ESTATE INVESTMENT TRUST

/s/ Signature	By:	/s/ Philip D. Caraci

		Printed Name:	Philip D. Caraci
		Title:	SR. Vice President

ATTEST:	GUARANTOR: Boston Biomedica, Inc., a MASSACHUSETTS corporation

/s/ Richard T. Schumacher	By:	/s/ Kevin W. Quinlan

		Printed Name:	Kevin W. Quinlan
		Title:	SR. V.P. Finance & Adm

SECRETARY’S CERTIFICATE
I, RICHARD T. SCHUMACHER, Ass’t Clerk, of BBI-Biotech Research Laboratories, Inc., a Massachusetts corporation, do hereby certify (i) that the foregoing and annexed First Amendment to Lease was executed and delivered pursuant to, and in strict conformity with the provisions of resolutions of the Board of Directors of said Corporation validly adopted at a regularly called meeting of said Board of Directors, and that a quorum was present at said meeting (or validly adopted by unanimous written consent of said Board of Directors in lieu of a meeting), in conformity with the laws of the state of incorporation of said Corporation; and (ii) that the following is a true, correct and complete reproduction of such resolutions:
     RESOLVED: That Kevin W. Quinlan, SR. V. P. Finance & Adm.
                                     (Name)                               (Title)
of the Corporation, shall be and is hereby authorized and empowered, for and on behalf of the Corporation, to execute, acknowledge and deliver the foregoing and annexed First Amendment to Lease between B.F. SAUL REAL ESTATE INVESTMENT TRUST, as Landlord, and BBI-Biotech Research Laboratories, Inc., as Tenant, for those certain Premises located at 215 Perry Parkway, Avenel Business Park, Gaithersburg, Montgomery County, Maryland, as well as any and all related documents, in order to expeditiously provide for the leasing of such Premises, and in so doing, to make any and all related changes therein or modifications thereof as he, in his sole discretion, acting for and on behalf of the Corporation, shall deem necessary or advisable, and all of the officers of the Corporation are hereby authorized, directed and empowered to do any and all acts or things as shall be necessary or advisable in order to effectuate the foregoing resolution

/s/ Richard T. Schumacher, Ass’t Clerk
PRINTED NAME:	RICHARD T. SCHUMACHER
DATE:	October 4, 1997

SECRETARY’S CERTIFICATE
I, RICHARD T. SCHUMACHER, Ass’t Clerk, of Boston Biomedica Inc., a MASSACHUSETTS corporation, do hereby certify (i) that the foregoing and annexed First Amendment to Lease was executed and delivered pursuant to, and in strict conformity with the provisions of resolutions of the Board of Directors of said Corporation validly adopted at a regularly called meeting of said Board of Directors, and that a quorum was present at said meeting (or validly adopted by unanimous written consent of said Board of Directors in lieu of a meeting), in conformity with the laws of the state of incorporation of said Corporation; and (ii) that the following is a true, correct and complete reproduction of such resolutions:
     RESOLVED: That Kevin W. Quinlan, SR. V.P. Finance & Adm.
                                     (Name)                               (Title)
of the Corporation, shall be and is hereby authorized and empowered, for and on behalf of the Corporation, to execute, acknowledge and deliver the foregoing and annexed First Amendment to Lease between B.F. SAUL REAL ESTATE INVESTMENT TRUST, as Landlord, and BBI-Biotech Research Laboratories, Inc., as Tenant, for those certain Premises located at 215 Perry Parkway, Avenel Business Park, Gaithersburg, Montgomery County, Maryland, as well as any and all related documents, in order to expeditiously provide for the leasing of such Premises, and in so doing, to make any and all related changes therein or modifications thereof as he, in his sole discretion, acting for and on behalf of the Corporation, shall deem necessary or advisable, and all of the officers of the Corporation are hereby authorized, directed and empowered to do any and all acts or things as shall be necessary or advisable in order to effectuate the foregoing resolution.

/s/ Richard T. Schumacher, Ass’t Clerk
PRINTED NAME:	RICHARD T. SCHUMACHER
DATE:	October 4, 1997

EXHIBIT B
AGREEMENT
MADE as of the                      day of                      19                     .
BY AND BETWEEN
B. F. SAUL REAL ESTATE INVESTMENT TRUST (“Landlord”)
AND
BBI-BIOTECH RESEARCH LABORATORIES, INC. (“Tenant”).
WITNESSETH:
     WHEREAS, on May 16, 1997, Landlord and Tenant entered into a certain Lease, as amended by that First Amendment to the Lease dated           , 1997, (hereinafter collectively called the “Lease”); and
     NOW, THEREFORE, Pursuant to the terms of the Lease, Landlord and Tenant hereby set forth the following information with respect to the Premises:
     1. The Premises contains                           rentable square feet of space.
     2. The annual Base Rent for the Premises payable under the Lease is as set forth in the schedule below:
     3. Tenant’s Pro-Rata Share is                           percent (___).
     4. Landlord’s Contribution toward Tenant improvements is                                           Dollars ($                                          ).
     5. Except as specifically modified hereby, the Lease shall remain in full force and effect in accordance with the terms contained therein and is hereby ratified, approved and confirmed in all respects.
     6. Any agreement, obligation or liability made, entered into or incurred by or on behalf of B. F. Saul Real Estate Investment Trust binds only its trust property and no shareholder, trustee, officer, director, employee, partner or agent of the trust assumes or shall be held to any liability therefor.
     7. The provisions of this Agreement shall be binding upon the parties hereto, their successors, and to the extent permitted under the Lease, their assigns.
     8. The submission of this Agreement for examination does not constitute an agreement, an option or an offer, and this Agreement becomes effective only upon execution and delivery thereof by Landlord. Captions and headings are for convenience and reference only and shall not in any way define, limit or describe the scope or content of any provision of this Agreement. Whenever in this Agreement (i) any printed portion, or any part thereof, has been stricken out, or (ii) any portion of the Lease (as the same may have been previously amended) or any part thereof, has been modified or stricken out, then, in either of such events, whether or not any replacement provision has been added, this Agreement and the Lease shall hereafter be read and construed as if the material so stricken out were not included, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein or in the Lease.
     WITNESS the due execution hereof.

Attest:	Tenant: BBI-Biotech Research Laboratories, Inc.
By:
Name:
Title:

Attest:	Guarantor: Boston Biomedica, Inc.
By:
Name:
Title:

Attest:	Landlord: B. F. Saul Real Estate Investment Trust
By:
Name:
Title:

SECRETARY’S CERTIFICATE
I,                                                                                                                                                                 , Secretary of BBI-Biotech Research Laboratories, Inc., a Massachusetts corporation, do hereby certify (i) that the foregoing and annexed Agreement was executed and delivered pursuant to, and in strict conformity with the provisions of resolutions of the Board of Directors of said Corporation validly adopted at a regularly called meeting of said Board of Directors, and that a quorum was present at said meeting (or validly adopted by unanimous written consent of said Board of Directors in lieu of a meeting), in conformity with the laws of the state of incorporation of said Corporation; and (ii) that the following is a true, correct and complete reproduction of such resolutions:

RESOLVED: That

	(Name)	(Title)
of the Corporation, shall be and is hereby authorized and empowered, for and on behalf of the Corporation, to execute, acknowledge and deliver the foregoing and annexed Agreement between B.F. SAUL REAL ESTATE INVESTMENT TRUST, as Landlord, and BBI-Biotech Research Laboratories, Inc., as Tenant, for those certain Premises located at 215 Perry Parkway, Avenel Business Park, Gaithersburg, Montgomery County, Maryland, as well as any and all related documents, in order to expeditiously provide for the leasing of such Premises, and in so doing, to make any and all related changes therein or modifications thereof as he, in his sole discretion, acting for and on behalf of the Corporation, shall deem necessary or advisable, and all of the officers of the Corporation are hereby authorized, directed and empowered to do any and all acts or things as shall be necessary or advisable in order to effectuate the foregoing resolution.

Secretary
PRINTED NAME:
DATE:

SECRETARY’S CERTIFICATE
I,                                                                                                                                                                 , Secretary of Boston Biomedica Inc., a                      corporation, do hereby certify (i) that the foregoing and annexed Agreement was executed and delivered pursuant to, and in strict conformity with the provisions of resolutions of the Board of Directors of said Corporation validly adopted at a regularly called meeting of said Board of Directors, and that a quorum was present at said meeting (or validly adopted by unanimous written consent of said Board of Directors in lieu of a meeting), in conformity with the laws of the state of incorporation of said Corporation; and (ii) that the following is a true, correct and complete reproduction of such resolutions:

RESOLVED: That

	(Name)	(Title)
of the Corporation, shall be and is hereby authorized and empowered, for and on behalf of the Corporation, to execute, acknowledge and deliver the foregoing and annexed Agreement between B.F. SAUL REAL ESTATE INVESTMENT TRUST, as Landlord, and BBI-Biotech Research Laboratories, Inc., as Tenant, for those certain Premises located at 215 Perry Parkway, Avenel Business Park, Gaithersburg, Montgomery County, Maryland, as well as any and all related documents, in order to expeditiously provide for the leasing of such Premises, and in so doing, to make any and all related changes therein or modifications thereof as he, in his sole discretion, acting for and on behalf of the Corporation, shall deem necessary or advisable, and all of the officers of the Corporation are hereby authorized, directed and empowered to do any and all acts or things as shall be necessary or advisable in order to effectuate the foregoing resolution.

Secretary

PRINTED NAME:

DATE:

EXHIBIT C
FINAL RELEASE AND WAIVER OF LIEN
WHEREAS, the undersigned,
(Contractor) has been employed by                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 (Owner) to furnish                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            (Work) for the Premises known as
(Premises).
     NOW, THEREFORE, in consideration of $                                                                                 which represents full and complete payment for the Work, the Contractor does hereby:
1. Release, remise and forever discharge the Owner of the premises or their successors or assigns, from any and all claims, demands, and causes of action which the Contractor has, might have, or could have against Owner’s agent or Owner by reason of, or arising out of the Work.
2. Waive and release any and all liens or rights against the Premises on account of labor and/or material furnished by the Contractor which the Contractor has under the law and statutes relating to Materialmen or Mechanic’s Liens of the State in which the Premises are located.
3. Agree to indemnify and save the Owner of the Premises on account of any liens, claims or demands which may be asserted by any employee, supplier or subcontractor of the Contractor on account of labor performed or material furnished by such person to the Contractor in connection with the Work.
     WITNESS our hand and seal this ___  day of                     , 19 ___.
ATTESTED:
By:                                                                                  (Seal)
Printed Name:
Title:
Tax Identification Number:

CONTRACT AMOUNT	$

Actual Cash Payments to Date	$

Final Payment	$

TOTAL PAYMENTS ON THIS CONTRACT	$